UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2021

Super League Gaming, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2912 Colorado Avenue, Suite #203 Santa Monica, California 90404
(Address of principal executive offices)
(802) 294-2754
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

EXPLANATORY NOTE

On June 1, 2021, Super League Gaming, Inc., a Delaware corporation (the “Company”), completed its previously disclosed acquisition of all the issued and outstanding shares of Mobcrush Streaming, Inc., a Delaware corporation (“Mobcrush”), pursuant to the terms and conditions of the Agreement and Plan of Merger, dated March 9, 2021, as amended on April 20, 2021, by and between the Company and Mobcrush (the “Merger”).

This Amendment No. 1 (this “Amendment”) is being filed by the Company for the purpose of amending the Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on June 7, 2021 (the “Original Report”) to provide pro forma financial information required by Item 9.01(b) of Form 8-K, which was not previously filed with the Original Report, but are permitted to be filed by amendment no later than 71 calendar days after the date the Original Report was required to be filed with the Commission, as permitted by the rules of the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following were filed as Exhibit 99.2 and Exhibit 99.3 to the Original Report: (i) audited financial statements of Mobcrush, including the independent auditor's report as of and for the years ended December 31, 2020, and December 31, 2019, and (ii) Mobcrush unaudited financial statements for the period ended March 31, 2021.

(b) Pro forma financial information.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.1 — Unaudited pro forma condensed combined financial statements and explanatory notes for the Company and Mobcrush as of March 31, 2021 and for the fiscal year ended December 31, 2020.

(c) Not Applicable.

(d) Exhibits.

99.1
Unaudited pro forma condensed combined financial statements and explanatory notes for Super League Gaming, Inc. and Mobcrush Streaming, Inc. as of March 31, 2021 and for the fiscal year ended December 31, 2020.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Gaming, Inc.

Date: August 13, 2021	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer